SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                                   ENGEX, INC.

                              --------------------

                (Name of Registrant as Specified In Its Charter)

                              --------------------

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

----------------------------------------------------

2) Aggregate number of securities to which transaction applies:

----------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

----------------------------------------------------

4) Proposed maximum aggregate value of transaction:

----------------------------------------------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

----------------------------------------------------

2) Form, Schedule or Registration Statement No.:

----------------------------------------------------

3) Filing Party:

----------------------------------------------------

4) Date Filed: --------------------------------------

                                   ENGEX, INC.
                                 44 Wall Street
                            New York, New York 10005

                              --------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD FEBRUARY 18, 2004

                              --------------------

To the Stockholders of Engex, Inc.:

      The Annual Meeting of Stockholders of Engex, Inc. (the "Fund") will be held on Wednesday, February 18, 2004, at 4:00 P.M. at the offices of the Fund, 44 Wall Street, New York, New York, second floor.

      The following subjects will be considered and acted upon at the Meeting:

      (1)   Election of five Directors;

      (2) Ratification of the selection of Eisner, LLP as independent auditors of the Fund for the fiscal year ending September 30, 2004; and

      (3) Transaction of such other business as may properly come before the Meeting or any adjournment or adjournments thereof.

      The Directors unanimously recommend the election as Directors of the nominees named in the Proxy Statement, and ratification of the selection of Eisner, LLP as independent auditors. Stockholders of record at the close of business on January 7, 2004 will be entitled to vote at the Meeting and at any adjournments thereof.

                                    By Order of the Board of Directors

                                       DAVID NACHAMIE,
                                           Secretary

January 14, 2004

--------------------------------------------------------------------------------
Please fill in, date and sign the Proxy Card for the shares of Engex, Inc. held by you and return it in the envelope provided so that your vote can be recorded whether or not you plan to attend. No postage is required if mailed in the United States.
--------------------------------------------------------------------------------

                                   ENGEX, INC.
                                 44 Wall Street
                            New York, New York 10005

                              --------------------

                                 PROXY STATEMENT

                              --------------------

      This statement is furnished in connection with the solicitation by the Board of Directors (the "Board") of Engex, Inc. (the "Fund"), a Delaware corporation, of Proxies to be voted at the Annual Meeting of Stockholders to be held February 18, 2004 (the "Meeting"), and any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting dated January 14, 2004. This proxy statement is being mailed to stockholders on or about January 14, 2004 and is accompanied by an Annual Report with respect to the Fund's fiscal year ended September 30, 2003.

      All Proxies that have been properly executed and received in time will be voted at the Meeting in accordance with the instructions thereon. Any stockholder executing a Proxy may revoke it in writing by execution of another Proxy or by any other legal method, including attending the Meeting and voting in person, at any time before the shares subject to the Proxy are voted at the Meeting. The Board recommends that shares be voted, and if no choice is specified on the Proxy the shares will be voted, FOR the election as Directors of the nominees hereinafter named, FOR the ratification of the selection of Eisner, LLP as independent auditors, and in the discretion of the persons named as proxies on such other matters as may properly come before the Meeting. In order to hold the Meeting, a majority of the Fund's shares entitled to vote must be present in person or represented by proxy. The election of the nominees indicated herein to the Board requires the affirmative vote of a plurality of the Fund's shares present in person or represented by Proxy and entitled to vote. Ratification of the selection of independent auditors requires the affirmative vote of the majority of the Fund's shares present in person or represented by Proxy and entitled to vote.

      Brokers holding shares for beneficial owners must vote those shares according to specific instructions they receive from the owners. If specific instructions are not received, however, brokers typically may vote the shares in their discretion, since, under Stock Exchange rules, brokers have discretionary authority to vote on certain routine matters, including the proposals set forth in this Proxy Statement. "Broker non-votes" and abstentions will be counted for purposes of determining whether a quorum is present. Abstentions are counted among the shares entitled to vote on a proposal, and therefore have the same effect as votes against a proposal. Broker non-votes are treated as shares that are not entitled to vote, and thus will not be counted in determining whether the proposal to ratify the Fund's independent auditors has been approved.

      In the event that a quorum is not present or that a quorum is present but sufficient votes in favor of a proposal have not been received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in order to permit further solicitation of proxies. The persons named as proxies will vote in favor of such an adjournment if they determine that such adjournment and additional solicitation is reasonable and in the interests of the Fund's stockholders.

      As of January 7, 2004, there were issued and outstanding 977,223 shares of the common stock, par value $.10 per share, of the Fund, which is the only class of capital stock of the Fund. Stockholders will be entitled to one vote for each share held. Only holders of record of such shares at the close of business on January 7, 2004, will be entitled to vote at the Meeting.

      The Fund will pay the cost of preparing, assembling and mailing the materials in connection with solicitation of Proxies, and will reimburse brokers and other nominees for their reasonable expenses in connection therewith. In addition to solicitation by use of the mails, certain officers and Directors of the Fund and officers, directors and personnel of D.H. Blair Investment Banking Corp., a New York Stock Exchange member firm ("Investment Banking Corp."), and American Investors Advisors, Inc. (the "Investment Adviser"), who will receive no compensation for their services other than their regular salaries, may solicit the return of Proxies personally or by telephone or telegraph.

                              ELECTION OF DIRECTORS

      At the Meeting, five Directors are to be elected to hold office until the next Annual Meeting of Stockholders and until their respective successors shall have been chosen and qualified or until he has died, resigned or been removed. The following table sets forth the names of the nominees, all of whom are presently serving as Directors of the Fund. All of these nominees have agreed to serve if elected. The address of each nominee is: c/o Engex, Inc., 44 Wall Street, New York, NY 10005.


                                                                           Other
                      Position(s)                     Principal         Directorships
                       Held with    Length of     Occupation During   Held in Public
  Name and Age         the Fund    Time Served       Past 5 Years        Companies
  ------------       -----------   -----------    -----------------  ---------------
Directors Considered to be "Interested Persons"
J. Morton Davis, 75* President     Since 1968.    Chairman,          None
                                                  President,
                                                  and sole
                                                  stockholder of
                                                  Investment Banking
                                                  Corp.; President,
                                                  Chairman and CEO of
                                                  the Investment
                                                  Adviser.

Dov Perlysky, 41**   Director      Since 1999.    Managing member,     None
                                                  Nesher, LLC
                                                  (financial services)
                                                  (November 1,
                                                  2002 to present);
                                                  Vice President,
                                                  Private Client Group
                                                  at Laidlaw
                                                  Global Securities
                                                  (to  October 31,
                                                  2002).

Directors Considered to be Independent

Judah Feinerman, 78  Director      Since 1986.    President,         TCP Reliable
                                                  Chairman of the    Inc.
                                                  Board and
                                                  Director of Judd
                                                  Associates, Ltd.
                                                  (insurance
                                                  brokerage).

Jerome Fisch, 77     Director      Since 1975.    Attorney.          None

Leonard Toboroff,    Director      Since 1993.    Vice President of  Varsity
70                                                Varsity Brands,    Brands, Inc.
                                                  Inc.(successor
                                                  to Riddell Sports,
                                                  Inc.) (sports
                                                  equipment
                                                  manufacturer
                                                  and distributor).

___________________
* Mr. Davis is an "interested person" of the Fund by reason of his being an officer of the Investment Adviser.
** Mr. Perlysky is an "interested person" of the Fund by reason of his being a member of the immediate family of Mr. Davis.

      In the event that any of the nominees named above is unable to serve for any reason when the election occurs, the accompanying Proxy will be voted for such person or persons as the Board may recommend.

      During the fiscal year ended September 30, 2003, there were four meetings of the Board. The Board does not have a nominating, compensation or other standing committee performing similar functions, and the Board generally does not accept nominations for Directors from stockholders. Given the size of the current Board and the current scope of the Fund's operations, the Board believes that it is appropriate for the Fund not to have a standing nominating committee. In the event that it would become appropriate for the Fund to consider any Director nominees, other than nominees who are executive officers of the Fund or who are Directors standing for re-election, the full Board would participate in the consideration. As noted above, Messrs. Davis and Perlysky are considered "interested persons" (as defined in the 1940 Act) of the Fund.

      The Board has an Audit Committee, the members of which are Messrs. Fisch (Chairman), Feinerman and Toboroff. Each member of the Audit Committee is "independent," as that term is defined in Section 121(A) of the American Stock Exchange listing standards. The Committee's authority and responsibilities are set forth in a written charter, a copy of which is attached hereto as Appendix A.

      Among other things, the Committee is responsible for selecting and retaining the Fund's independent auditors, evaluating the performance of independent auditors and the fees paid for services, obtaining from the auditors the necessary statements relating to independence and evaluating the auditor's independence based on discussions with the auditors, reviewing and discussing with management and the auditors the audited financial statements, the auditor's report, the management letter and the quality and adequacy of the Fund's internal controls, and overseeing the relationship between the auditors and management in conducting the Fund's annual audit. In carrying out its responsibilities, the Committee has reviewed and discussed the audited financial statements for the Fund for the fiscal year ended September 30, 2003 with management and, based on its review and discussions, has recommended to the Board that those audited financial statements be included in the Fund's Annual Report. During the fiscal year ended September 30, 2003, there were two meetings of the Audit Committee.

      The dollar ranges of securities beneficially owned by the Directors of the Fund* as of January 7, 2003, are as follows:

                                           Dollar Range of Equity
                                           Securities Held -- the
               Name of Director                     Fund
               ----------------            ----------------------

               J. Morton Davis................Over.$100,000(1)
               Dov Perlysky...................Over.$100,000(2)
               Judah Feinerman..................... None
               Jerome Fisch......................$1 - 10,000
               Leonard Toboroff.................... None

* The fund is comprised of only one portfolio and is not part of a "Family of Investment Companies" or a "Fund Complex."
(1)Includes 58,754 shares (approximately 6.2% of those outstanding) owned by Investment Banking Corp. (of which Mr. Davis is Chairman and sole stockholder). The 58,754 shares referred to above do not include 167,429 shares (approximately 17.1% of those outstanding) owned of record by Rivkalex Corp., 100% of whose outstanding voting securities are owned by Mr. Davis' wife, Mrs. J. Morton Davis, or the 108,304 shares of the Fund owned of record by Mrs. Davis (approximately 11.1% of those outstanding). Mr. Davis disclaims beneficial ownership of such additional shares. See also "PRINCIPAL STOCKHOLDERS" below.
(2)Includes 109,500 shares (approximately 11.2% of those outstanding) owned by Kinder Investments LP (of which Mr. Perlysky is managing member of the general partner). Mr. Perlysky is the son-in-law of Mr. Davis.

      No Independent Director or immediate family member of any Independent Director owns beneficially or of record an interest in the Investment Adviser or is any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser.

      During the Fund's fiscal year ended September 30, 2003, the Directors received the following compensation from the Fund (the Fund offers no retirement plan to the Directors):

                                         Aggregate
                                   Compensation from the
      Name of Director                      Fund
      ----------------             ---------------------

      J. Morton Davis...............        -0-
      Judah Feinerman...............       $7000
      Jerome Fisch..................       $7000
      Dov Perlysky..................        -0-
      Leonard Toboroff..............       $7000

      Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and regulations thereunder, the Fund's officers and Directors and persons owning more than 10% of the Fund's common stock are required to report their transactions in the Fund's common stock to the Securities and Exchange Commission, the American Stock Exchange and the Fund. Based solely on the Fund's review of the copies of such reports that it has received, the Fund believes that, during fiscal year ended September 30, 2003, all filing requirements applicable to its Directors and officers were satisfied.

                        THE BOARD UNANIMOUSLY RECOMMENDS
                   THAT STOCKHOLDERS VOTE FOR THE ELECTION OF
                            EACH NOMINEE TO THE BOARD


                     RATIFICATION OR REJECTION OF SELECTION
                             OF INDEPENDENT AUDITORS

      The ratification or rejection of the selection by the Audit Committee of the Board of Eisner, LLP ("Eisner") as the Fund's independent auditors for the fiscal year ending September 30, 2004, is being submitted to stockholders. At a meeting on November 12, 2003, the Audit Committee, in carrying out its responsibilities under its Charter, met with representatives of Eisner to determine whether to select Eisner as the Fund's independent auditors. During that meeting, the Committee discussed Eisner's independence and was advised that Eisner had no direct or material indirect financial interest in the Fund. In addition, the Committee had received from Eisner its written representations that it is independent. Eisner also advised the Committee that all professional services to be rendered by it with respect to its September 30, 2004 fiscal year audit would be furnished at customary rates and terms. Based on its determinations, the Committee selected Eisner as the Fund's independent auditors for the fiscal year ending September 30, 2004. A representative of Eisner is expected to be available by telephone at the Meeting and will be given an opportunity to respond to questions and to make such other statements as he considers appropriate.

      Audit Fees. Eisner billed the Fund $40,000 and $55,000 for professional services rendered for the audit of the Fund's annual financial statements for the fiscal year ended September 30, 2003 and September 30, 2002, respectively.

      Audit-Related Fees. For each of the last two fiscal years of the Fund, Eisner billed the Fund $0 and $0, respectively, for assurance and related services that were reasonably related to the performance of the audit or review of the Fund's financial statements and are not reported as audit fees above.

      Tax Fees. For each of the last two fiscal years of the Fund, Eisner billed the Fund and the Investment Adviser and it affiliates, in the aggregate, $17,000 and $17,000 respectively, for services related to tax compliance, tax advice and tax planning.

      All Other Fees. For each of the last two fiscal years of the Fund, Eisner billed the Fund and the Investment Adviser and its affiliates, in the aggregate, $0 and $0 respectively, for products and services other than those reported above.

      All non-audit services provided by Eisner to the Investment Adviser and its affiliates were considered by the Audit Committee of the Board of Directors of the Fund and determined to be compatible with maintaining Eisner's independence. No non-audit services were approved under pre-approval policies and procedures.

               THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS
          VOTE FOR THE RATIFICATION OF THE SELECTION OF EISNER, LLP AS
                       INDEPENDENT AUDITORS FOR THE FUND


                             MANAGEMENT OF THE FUND

      The Investment Adviser was organized in 1985 and serves as the investment adviser to the Fund pursuant to an Investment Advisory Agreement dated January 10, 1986 (the "Agreement"). The Agreement was approved by the Fund's stockholders at a meeting held on February 19, 1986 and was last approved by the Board, including a majority of the Directors who were not "interested persons" of any party to the Agreement, by vote cast in person at a meeting held on November 12, 2003.

      The Investment Adviser is wholly-owned by J. Morton Davis. Mr. Davis, President and Director of the Fund, is also President, Chief Executive Officer and Chairman of the Board of the Investment Adviser and President, Director and sole stockholder of Investment Banking Corp. See also the discussion of shares beneficially owned by Mr. Davis under "ELECTION OF DIRECTORS" above and "PRINCIPAL STOCKHOLDERS" below. David Nachamie, Secretary of the Fund, is also Senior Vice President, Treasurer and a Director of the Investment Adviser. Gilbert Jackson, Treasurer of the Fund, is also Controller of the Investment Adviser. The address of Investment Banking Corp., Mr. Davis, Mr. Nachamie and Mr. Jackson is 44 Wall Street, New York, New York 10005. The Investment Adviser maintains offices at the same address.

                             PRINCIPAL STOCKHOLDERS

      The following table sets forth information with respect to any person (including for this purpose a "group" which consists of two or more persons acting as a partnership, limited partnership, syndicate or other group for the purpose of acquiring, holding, or disposing of securities of the Fund) known to the Fund to be the beneficial owner of more than five percent (5%) of the Fund's outstanding voting securities:

                                                Amount and
                                                 Nature of
                                                Beneficial
                        Name and Address of      Ownership     Percent of Class
     Title of Class      Beneficial Owner    (January 7, 2004) (January 7, 2004)
     --------------     -------------------  ----------------  -----------------

Common Stock (par value  Mr. J. Morton Davis       60,054(1)           6.2%
$.10)                       44 Wall Street
                            2nd Floor
                            New York, N.Y. 10005

                                                Amount and
                                                 Nature of
                                                Beneficial
                        Name and Address of      Ownership     Percent of Class
     Title of Class      Beneficial Owner    (January 7, 2003) (January 7, 2003)
     --------------     -------------------  ----------------  -----------------

                         Mrs. J. Morton Davis     275,733(2)           28.2%
                            c/o Rivkalex Corp.
                            44 Wall St.
                            2nd Floor
                            New York N.Y. 10005

                         Kinder Investments LP      109,500            11.2%
                            c/o Dov Perlysky
                            8 Lakeside Drive West
                            Lawrence, N.Y. 11559

                         Venturetek LP              112,000            11.4%
                            c/o David Selengut
                            370 Lexington
                            Avenue
                            New York, N.Y.
                            10017
______________
(1)Includes  58,754 shares owned of record by Investment  Banking Corp. See note
   (1) to "ELECTION OF DIRECTORS" on page 3.
(2)Includes 167,429 shares owned of record by Rivkalex Corp., 100% of whose outstanding voting securities are owned by Mrs. Davis.

      All of the Directors and officers of the Fund, as a group, own of record and beneficially 300 shares of the Fund (approximately .03% of those outstanding), in addition to which Mr. Davis beneficially owns 58,754 shares (approximately 6.2% of those outstanding) held by Investment Banking Corp., and Mr. Perlysky beneficially owns 109,500 shares (approximately 11.2% of those outstanding) held by Kinder Investments LP.

      Investment Banking Corp., which holds 58,754 shares (approximately 6.2% of those outstanding), has informed the Fund that it intends to vote such shares in favor of all proposals submitted by Management and scheduled to come before the Meeting.

      Mr. Davis disclaims beneficial ownership of all shares other than those held by D.H. Blair Investment Banking Corp. Mrs. Davis disclaims beneficial ownership of all shares other than those held by her personally and those held by Rivkalex Corp.

      Mr. Davis and Mrs. Davis may be in a position to control the outcome of the Meeting and approval or rejection of the various proposals specified above if they act in concert.

                            SUPPLEMENTAL INFORMATION

      The executive officers of the Fund, each of whom serve at the pleasure of the Board, are as follows: J. Morton Davis (age 75), who has served as President of the Fund since its inception, and whose principal occupation is described above under "ELECTION OF DIRECTORS"; David Nachamie (age 75), who has served as Treasurer of the Fund from 1976 through 1993 and also as Secretary since January 7, 1981, and whose principal occupation has been as Treasurer of Investment Banking Corp. since 1992 and who previously served as comptroller of D.H. Blair & Co., Inc. for 10 years; and Gilbert Jackson (age 41), who has served as Treasurer of the Fund since 1998 and also as Assistant Treasurer of the Fund from 1985 through 1998 and whose principal occupation for the past four years has been as Chief Financial Officer of Investment Banking Corp.

                     SHAREHOLDER COMMUNICATIONS TO THE BOARD

      Shareholders wishing to send a communication to the Board (or to any particular Director or Directors) should submit the communication in writing, preferably by certified mail, return receipt requested, to the Board (or particular Director or Directors) at the address listed on the first page of this Proxy Statement.

                     DIRECTOR ATTENDANCE AT ANNUAL MEETINGS

      The Fund does not have a policy requiring Directors to attend the Fund's Annual Meetings. No Director, other than Mr. Davis, attended last year's Annual Meeting, held on February 18, 2003.

                  SHAREHOLDER PROPOSALS FOR 2005 ANNUAL MEETING

      Stockholders wishing to have a proposal included in the Fund's Proxy Statement for the Fund's 2005 Annual Meeting must submit a written notice of the proposal, preferably by certified mail, return receipt requested, to the Fund at its address listed on the first page of this Proxy Statement so that the notice is received no later than September 17, 2004. The notice must contain information sufficient to identify the proposal and to establish that the stockholder beneficially owns shares that would be entitled to vote on the proposal. Stockholder proposals that are submitted in a timely manner will not necessarily be included in the Fund's proxy materials. Inclusion of such proposal is subject to limitations under the federal securities laws. Stockholder proposals not received by September 17, 2004 will not be considered "timely" within the meaning of Rule 14a-4(c) under the Exchange Act.

                                  OTHER MATTERS

      As of the date of this Proxy Statement, the Board is not aware of any matters to be presented for action at the Meeting other than those described above. Should other business properly be brought before the Meeting, the persons named in the Proxy have discretionary authority to vote in accordance with their best judgment.

                                       ENGEX, INC.

                                                                  APPENDIX A

                                   ENGEX, INC.

                             AUDIT COMMITTEE CHARTER

This Audit Committee Charter ("Charter") has been adopted by the Board of Directors (the "Board") of Engex, Inc. (the "Company"). The Audit Committee of the Board (the "Committee") shall review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. The Board may amend this Charter by a vote of a majority of the Directors, including a majority of the Directors who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended) of the Company (the "Independent Directors").

Role and Independence; Organization

The Committee is directly responsible for the appointment, compensation, retention and oversight of the work of any registered public accounting firm engaged (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company (the "Auditors"). The Auditors must report directly to the Committee.

The Board may, from time to time, assign other duties to the Committee.

The membership of the Committee shall consist of at least three Independent Directors, each of whom is able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Committee.

No Committee member may, other than in his or her capacity as a member of the Committee, the Board, or any other Board committee, directly or indirectly accept any consulting, advisory, or other compensatory fee from the Company. Each Committee member must be an Independent Director. In addition, no Committee member shall be:

      (a) a Director who is employed by the Company or any of its affiliates for the current year or any of the past three years;

      (b) a Director who accepts any compensation from the Company or any of its affiliates in excess of $60,000 during the previous fiscal year, other than compensation for Board service, benefits under a tax-qualified retirement plan, or non-discretionary compensation;

      (c) a Director who is a member of the immediate family of an individual who is, or has been in any of the past three years, employed by the Company or any of its affiliates as an executive officer. Immediate family includes a person's spouse, parents, children, siblings, mother-in-law, father-in-law, brother-in-law, sister-in-law, son-in-law, daughter-in-law, and anyone who resides in such person's home;

      (d) a Director who is a partner in, or a controlling shareholder or an executive officer of, any for-profit business organization to which the Company made, or from which the corporation received, payments (other than those arising solely from investments in the Company's securities) that exceed 5% of the Company's or business organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

      (e) a Director who is employed as an executive of another entity where any of the company's executives serve on that entity's compensation committee.

The Committee shall maintain free and open communication with the Auditors, the internal financial personnel and Company management. In discharging its oversight role, the Committee shall have full access to all Company books, records, facilities, personal and outside professionals. The Committee may retain independent special legal, accounting or other consultants as advisors, at the Company's expense. The Company also is responsible for the Auditors' compensation and for ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

One member of the Committee shall be appointed as chair. The chair shall be responsible for leadership of the Committee, including scheduling and presiding over meetings, preparing agendas, and making regular reports to the Board. The chair will also maintain regular liaison with the chief executive officer, the chief financial officer and the lead independent audit partner.

Financial Background; Financial Experts

Each Committee member shall be able to read and understand fundamental financial statements, or will become able to do so within a reasonable period of time after his or her appointment to the Committee. At least one member must have past employment experience in finance or accounting, requisite professional certification in accounting or any other comparable experience or background that results in the individual's financial sophistication.

The Committee may, in its discretion, recommend that the Board designate one or more Committee members as "Audit Committee Financial Experts" ("ACFE"). In recommending that a person be designated an ACFE, the Committee shall consider the factors prescribed by Section 407 of the Sarbanes-Oxley Act of 2002, relevant regulations of the Securities and Exchange Commission, and such other factors as the Committee deems relevant.

A Committee member designated an ACFE shall not be subject to a different or higher degree of individual responsibility, care or obligation than other members of the Committee. The designation of one or more Committee members as ACFE shall not alter or decrease the duties and obligations of members of the Committee not so designated.

The Company shall disclose, in its annual reports to the Securities and Exchange Commission on Form N-CSR, whether the Committee includes an ACFE. If the Committee does not have among its members at least one ACFE, the Board, with the assistance of counsel, shall provide a written explanation of the reasons why not, with a view toward disclosure of those reasons in the Company's annual report to Securities and Exchange Commission on Form N-CSR.

Responsibilities

The  Committee's  job is one of  oversight.  Management is  responsible  for the preparation of the Company's financial statements and the Auditors are responsible for auditing those financial statements. The Committee and the Board recognize that management and the Auditors have more resources and time, and more detailed knowledge and information regarding the Company's accounting, financial and auditing practices than do Committee members. Accordingly the Committee's oversight role does not provide any expert or special assurance as to the Company's financial statements or any certification as to the work of the Auditors. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the Auditors or to assure compliance with laws and regulations.

Although the Committee may wish to consider other duties from time to time, the general recurring activities of the Committee in carrying out its oversight role are described below. The Committee shall:

      o Annually certify in writing to the American Stock Exchange that the Committee has adopted a formal written audit committee charter and that it has reviewed and reassessed the adequacy of this charter.

      o Select and retain Auditors to audit the financial statements of the Company, which Auditors are ultimately accountable to the Board and the Committee, as representatives of the shareholders.

      o     Approve the compensation of the Auditors.

      o Evaluate, together with the Board, the performance of the Auditors and, where appropriate, replace the Auditors.

      o Annually obtain from the Auditors a formal written statement describing all relationships between the Auditors and the Company, consistent with Independence Standards Board Standard No. 1. The Committee shall actively engage in a dialogue with the Auditors with respect to any disclosed relationship that may impact the objectivity and independence of the Auditors and shall take or recommend that the Board take appropriate actions to oversee the Auditors' independence.

      o Review the audited financial statements and discussing them with management and the Auditors. These discussions may include a review of sensitive accounting estimates, reserves and accruals, review of judgmental areas, review of audit adjustments (whether or not recorded), review of risk exposures that may have a material impact on the Company's financial statements and the steps management has taken to monitor and control such exposures and other such inquiries as the Committee or the Auditors shall deem appropriate. Based on its review, the Committee shall make its recommendation to the Board as to the inclusion of the Company's audited financial statements in the Company's annual report to shareholders required by the Investment Company Act of 1940.

      o Issue annually a report to be included in the Company's proxy statement, as required by the rules of the Securities and Exchange Commission.

      o     Review the annual management letter with the Auditors.

      o Oversee the relationship with the Auditors: discuss with the Auditors the planning and staffing of the audit and the nature and rigor of the audit process, receive and review the audit reports, review with the Auditors any problems or difficulties the Auditors may have encountered in carrying out their responsibilities and any management letters provided by the Auditors and the Company's response to such letters, review the form of opinion that the Auditors propose to render to the Board and shareholders, meet with the Auditors in executive session, and provide the Auditors full access to the Committee and the Board to report on all appropriate matters.

      o Review compliance with the Code of Conduct applicable to the Company's senior financial officer(s).

      o Establish procedures for receipt, retention and treatment of complaints received by the Company or any of its affiliates concerning accounting, internal accounting controls or auditing matters affecting the Company, and the confidential, anonymous submission by employees of the Company or any affiliate of concerns regarding questionable accounting or auditing matters.

      o Consider and approve any permissible non-audit services to be provided to the Company by the Auditors and the fees to be charged for these services.

      o Review the fees charged by the Auditors for audit and permissible non-audit services.

      o     Investigate   improprieties   or  suspected   improprieties  in  the
            Company's operations.

      o Undertake such other investigations and consider such other matters of a financial nature as the Committee deems appropriate.

      o Review errors in the calculation of the Company's net asset value per share and steps taken to correct such errors, and recommend appropriate action to the Board.

      o Review significant changes to the Company's auditing and accounting principles and practices as suggested by the Auditors or management.

      o Discuss with management and the Auditors the quality and adequacy of the Company's internal controls.

      o Review and discuss with management and the Auditors any significant changes in the Company's internal controls.

      o Discuss with management the quality and adequacy of the Company's disclosure controls and procedures.

      o Discuss with management and/or the Company's counsel any legal matters (including the status of pending litigation) that may have a material impact on the Company's financial statements, and any material reports or inquiries from regulatory or governmental agencies.

Adopted by the Board of  Directors,  August 15,  2000,  as amended  November 12,
2003.

                                   ENGEX, INC.

           PROXY--SOLICITED BY THE BOARD OF DIRECTORS (SEE OTHER SIDE)

      The undersigned stockholder of ENGEX, INC. ("Fund"), a Delaware corporation, hereby appoints J. MORTON DAVIS, DAVID NACHAMIE and GILBERT JACKSON, and each of them, the true and lawful proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all shares of the Fund which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Fund to be held on February 18, 2004 at 4:00 P.M. and at any adjournments thereof, hereby revoking any proxy heretofore given with respect to such shares and the undersigned authorizes and instructs said proxies to vote as follows:

1. ELECTION OF DIRECTORS

FOR ALL NOMINEES listed below (Mark           WITHHOLD AUTHORITY to vote
this box only if you are voting for all       for those nominees listed
Nominees. Otherwise, mark the box to          in the space provided below [  ]
withhold authority.) [ ]

      J. Morton Davis, Judah Feinerman, Jerome Fisch, Dov Perlysky and Leonard Toboroff

Instruction: To withhold authority to vote for any individual nominee, write that nominee's name in the space provided below.

 ____________________________________________________________________________

2. RATIFICATION OF THE SELECTION OF EISNER, LLP, as the independent auditors for the fiscal year ending September 30, 2004.

            FOR [  ]                AGAINST [  ]                 ABSTAIN [  ]

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS HEREIN, BUT WHERE SPECIFICATIONS ARE NOT INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2, AND IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES NAMED HEREIN ON ALL OTHER MATTERS (INCLUDING, WITHOUT LIMITATION, ADJOURNMENTS) PROPERLY COMING BEFORE THE MEETING, ALL IN ACCORDANCE WITH THE PROXY STATEMENT OF THE FUND, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

This proxy may be revoked at any time before it is voted at the meeting.

PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED POSTAGE PAID ENVELOPE. THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.



                                          ______________________________________
                                                       SIGNATURE



                                          ______________________________________
                                                       SIGNATURE



                                          ______________________________________
                                                         DATED

                                          PLEASE SIGN, DATE AND RETURN
                                          PROMPTLY

                                          Signature(s) should be exactly as name
                                          or names  appearing on this proxy.  If
                                          stock  is held  jointly,  each  holder
                                          should  sign.  If signing by attorney,
                                          executor,  administrator,  trustee  or
                                          guardian, please give full title.